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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): November 30, 1995
                          -----------------


                            CONQUEST INDUSTRIES INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                                        76-0206582
  ----------------------------                      -----------------------
  (State or other jurisdic-                          (I.R.S. Employer
   tion of incorporation or                          Identification No.)
   organization)



                                    1-10206
                            -------------------------
                            (Commission File Number)


  6400 West Gross Point Road
  Niles, Illinois                                   60714
  --------------------------                       --------
  (Address of principal                           (Zip Code)
   executive offices)

Registrant's telephone number, including area code (708) 647-7500
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

          On November 30, 1995 the Registrant issued the press release attached hereto as an exhibit.


ITEM 7.  EXHIBITS.

         Press release dated November 30, 1995.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 30, 1995

                              CONQUEST INDUSTRIES INC.
                              (Registrant)


                              By:  s/Steffen I. Magnell
                                   --------------------------------------
                                   Name:  Steffen I. Magnell
                                   Title: Chief Executive Officer


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                                EXHIBIT INDEX


            Exhibit 99.1  -  Press Release dated November 30, 1995









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